Supplement dated July 13, 2009
To
Clipper Fund
Statement of Additional Information
dated May 1, 2009
Davis Selected Advisers, L.P. proposed, and the Directors accepted, amendments reducing the existing adviser fee schedule for Clipper Fund. As of July 1, 2009, Clipper Fund pays an advisory fee based upon the following schedule:
Clipper Fund Adviser Fee Schedule

Annual Rate	Net Assets of Fund
0.55% of	First $3 billion
0.54% of	Next $1 billion
0.53% of	Next $1 billion
0.52% of	Next $1 billion
0.51% of	Next $1 billion
0.50% of	Next $3 billion
0.485% of	Over $10 billion
Fee expressed as a percentage of net assets

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